Second Quarter 2021 Earnings July 16, 2021

2 Disclaimer Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

2Q21 GAAP financial summary[1]

$s in millions except per share data	Reported					2Q21 Change vs.			
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21		2Q20	
						$/bps	%	$/bps	%
Net interest income	$ 497	$ 508	$ 522	$ 532	$ 305	$ (11)	(2)%	$ 192	63 %
Fee income	285	298	288	823	206	(13)	(4)%	79	38 %
Total revenue	781	806	810	1,355	512	(25)	(3)%	269	53 %
Expense	497	544	508	587	321	(47)	(9)%	176	55 %
Pre-provision net revenue (PPNR)[1]	284	262	302	768	191	22	8 %	93	49 %
Provision for credit losses	(115)	(45)	1	227	121	(70)	NM	(236)	NM
Pre-tax income	399	307	301	541	69	92	30 %	330	NM
Income tax expense	88	71	56	2	13	17	24 %	75	NM
Net income	311	235	245	539	57	76	32 %	254	NM
Non-controlling interest	3	3	3	3	3	—	— %	—	5 %
Preferred dividends	13	8	8	13	2	5	63 %	11	NM
Net income available to common shareholders (NIAC)	$ 295	$ 225	$ 234	$ 523	$ 52	$ 70	31 %	$ 243	NM
$s in billions									
Avg loans	$ 56.8	$ 58.2	$ 59.8	$ 60.1	$ 34.0	$ (1.4)	(2)%	$ 22.9	67 %
Period-end loans	$ 56.7	$ 58.6	$ 58.2	$ 59.7	$ 32.7	$ (1.9)	(3)%	$ 24.0	73 %
Avg deposits	$ 73.2	$ 71.0	$ 69.6	$ 67.1	$ 37.5	$ 2.2	3 %	$ 35.6	95 %
Period-end deposits	$ 73.3	$ 73.2	$ 70.0	$ 68.4	$ 37.8	$ 0.1	— %	$ 35.5	94 %
Key performance metrics									
Net interest margin (NIM)	2.47 %	2.63 %	2.71 %	2.84 %	2.90 %	(16)bps		(43)bps	
Loan to deposit ratio (avg.)	77.7 %	82.0 %	85.9 %	89.6 %	90.5 %	(434)bps		(1,284)bps	
ROCE	15.5 %	12.0 %	12.5 %	28.5 %	4.5 %	344 bps		1,095 bps	
ROTCE	20.4 %	15.9 %	16.7 %	37.8 %	6.7 %	446 bps		1,362 bps	
ROA	1.4 %	1.1 %	1.2 %	2.6 %	0.5 %	30 bps		94 bps	
Efficiency ratio	63.7 %	67.5 %	62.7 %	43.3 %	62.7 %	(386)bps		93 bps	
FTEs	8,145	8,284	8,466	8,121	5,006	(139)	(2)%	3,139	63 %
CET1 ratio	10.33 %	9.97 %	9.68 %	9.21 %	9.25 %	36 bps		108 bps	
Effective tax rate	22.0 %	23.2 %	18.7 %	0.4 %	18.4 %	(121)bps		363 bps	
Per common share									
Diluted EPS	$ 0.53	$ 0.40	$ 0.42	$ 0.95	$ 0.17	$ 0.13	32 %	$ 0.36	NM
Tangible book value per share	$ 10.74	$ 10.30	$ 10.23	$ 9.92	$ 9.99	$ 0.44	4 %	$ 0.75	8 %
Avg. diluted shares outstanding	557	558	557	551	313	(1)	— %	244	78 %

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

3

4 Table of contents 2Q21 overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 2Q21 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 2Q21 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Total funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Allowance for credit losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Merger integration update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 3Q21 and updated FY2021 outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Key takeaways . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

5 Key Messages • More diversified business model performing as expected – Strong fee income results helping mitigate interest rate headwinds • Controlling what we can control while investing for the future – Results reflect resiliency of our balanced business model and continued strong execution • MOE delivering revenue synergies and expense efficiencies • Strong credit quality performance – Net recoveries of 7 bps, or $10 million, on a $56.8 billion portfolio • Delivering enhanced returns

6 Delivering solid PPNR in line with expectations More Diversified Model Performing as Expected Enhanced Returns Strong Credit Quality Capitalizing on MOE Benefits • Adjusted revenue of $787 million decreased 3% QoQ from strong 1Q21 levels given expected reductions in fixed income and mortgage banking fees and continued NII headwinds – NII down 2% QoQ and fee income down 3%; in line with expectations • Adjusted expense of $465 million remained relatively stable QoQ and reflects the benefit of incremental merger cost saves • Provision credit of $115 million; ACL of $890 million and ACL/NPL coverage of 2.59x • Adjusted ROTCE of 22.2%; Adjusted ROTCE of 16.0% before the impact of provision credit • TBVPS of $10.74 up 4% QoQ as robust net income was partially offset by impact of capital return • CET1 ratio of 10.33% increased 36 bps largely reflecting growth in retained earnings • Returned $141 million of capital to common shareholders including dividends and the repurchase of 3.1 million shares • Net recoveries of 7 bps improved from NCOs of 6 bps in 1Q21; NPLs of 61 bps vs. 67 bps in 1Q21 • ACL/Loans ratio of 1.85% excl. LMC/PPP portfolios; Total loss absorption capacity of 2.23% • Significant progress across key merger milestones – Expect to fully integrate systems in fall of 2021 • On track to deliver ~$200 million of targeted net cost saves – Achieved $92 million of annualized net cost saves in 2Q21 • ~$20 million of identified revenue synergies tied to commercial loans and mortgage/wealth 1Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. 2Q21 Adjusted EPS of $0.58 and PPNR of $321 million reflects benefit of more diversified business model and improved credit outlook1

2Q21 notable items[1]

2Q21 results were reduced by $26 million after-tax, or $0.05 per share, of notable items

($s in millions, except per share data)

Notable Items

2Q21 Total merger-related notable items

		2Q21
Noninterest income:		
Merger accounting adjustment: other noninterest income[2]	$	2
Total noninterest income		**2**
Noninterest expense:		
Salaries and benefits		—
Incentives and commissions		(16)
Total personnel expenses		(16)
Occupancy and equipment		—
Outside services		(6)
Amortization of intangible assets		(1)
Other noninterest expense		(9)
Total noninterest expense		**(32)**
Total net merger-related notable items	$	(34)
Tax impact of 2Q21 notable items		8
After-tax impact of 2Q21 notable items	**$**	**(26)**
EPS impact of 2Q21 notable items[2]	**$**	**(0.05)**

IBKC Estimated Pre-tax Merger Costs

- Pre-tax merger costs expected to total ~$500 million; up ~$40 million tied to increased systems upgrades and more branch closures than initially planned

  Systems Integration/Other Significant Upgrades (~66%)

  - Tied to significant product/capabilities enhancements; increased complexity and post-pandemic vendor and staffing constraints

  Real Estate Consolidation Costs (~33%)

  - Tied to accelerated branch closures and impact of higher impairment costs tied to mix of facilities

- On track to deliver ~$200 million of net merger saves
- TBV earnback remains at less than 2 years
- TBV of $10.74 vs. $9.99 as of 6/30/20 prior to IBKC merger

IBKC Cumulative Pre-tax Integration Costs

Cost to Date				Targeted		
4Q19 - 1Q21[3]	Purchase Acct.	2Q21	Total	2H21	2022	Total
$ 247	$ 100	$ 33	$ 380	$ 95	$ 25	$ 500

[1] Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2] Merger accounting adjustment is non-taxable income. EPS computed based on approximately 557 million diluted shares. [3] Includes pre-closing expenses incurred by IBKC.

7

2Q21 adjusted financial highlights[1]

Results relatively resilient despite overall industry headwinds; in line with expectations

$s in millions except per share data	Adjusted FHN 2Q21	Adjusted FHN 1Q21	Adjusted FHN standalone 2Q20	2Q21 Change vs. 1Q21 $/bps	2Q21 Change vs. 1Q21 %	2Q21 Change vs. 2Q20 $/bps	2Q21 Change vs. 2Q20 %
Net Interest Income (FTE)	$ 500	$ 511	$ 308	$ (11)	(2)%	$192	63 %
Fee income	287	297	206	(10)	(3)%	81	39 %
Total revenue (FTE)	787	808	514	(21)	(3)%	273	53 %
Expense	465	464	307	1	— %	158	51 %
Pre-provision net revenue	321	343	207	(22)	(6)%	114	55 %
Provision for credit losses	(115)	(45)	121	(70)	NM	(236)	NM
Net charge-offs	(10)	8	17	(18)	NM	(26)	NM
Reserve build/(release)	(105)	(53)	104	(52)	(99)%	(210)	NM
Net income available to common	$ 321	$ 284	$ 64	$ 37	13 %	$257	NM
Key performance Metrics							
Fee income as a % of total revenue	36.5 %	36.8 %	40.1 %	(29)bps		(363)bps	
Efficiency ratio	59.2 %	57.5 %	59.7 %	168 bps		(48)bps	
ROTCE	22.2 %	20.2 %	8.3 %	203 bps		1,392 bps	
Diluted EPS	$ 0.58	$ 0.51	$ 0.20	$0.07	14 %	$0.38	NM
TBV per share	$ 10.74	$ 10.30	$ 9.99	$0.44	4 %	$0.75	8 %
Effective tax rate	22.2 %	23.4 %	18.3 %	(125)bps		383 bps	

- Adjusted EPS of $0.58 up 14% QoQ
  - Adjusted ROTCE of 22.2% and TBV per share of $10.74
- Adjusted revenue of $787 million decreased $21 million from 1Q21
- NII decreased $11 million, or 2% from 1Q21
  - Core NII decreased $14 million largely as the impact of lower loan balances and short-term rates and spreads were partially offset by a reduction in deposit costs
- Adjusted fee income decreased $10 million from strong 1Q21 levels
- Adjusted expense of $465 million remained relatively stable with 1Q21 levels
  - Results reflect the benefit of a $4 million increase in merger cost saves
- Provision credit of $115 million improved $70 million QoQ, largely reflecting the impact of an improved macroeconomic outlook, positive credit grade migration, and reduced loan balances

[1]*Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

8

NII performed in line with expectations despite increased headwinds[1]

Continued deposit pricing discipline helping to mitigate impact of lower rates and overall muted loan demand

FTE NII and NIM Trends



($s in millions)
Legacy FHN
$308
$287
2.90%
$535
$479
2.84%
$525
$482
2.71%
$511
$464
2.63%
$500
$450
2.47%
2Q20
3Q20
4Q20
1Q21
2Q21
Core NIM[1]
2.80 %
2.68 %
2.63 %
2.52 %
2.36 %
Core NII
Reported NII
Reported NIM

2Q21 vs. 1Q21

$s in millions		NII	NIM
1Q21 Reported	$	**511**	**2.63 %**
PPP Coupon Income and Fees		24	(0.02)
Net merger-related impacts		22	0.13
1Q21 Core	$	**464**	**2.52 %**
Daycount		4	—
Deposit costs		3	0.02
Higher excess cash		1	(0.12)
Lower LIBOR		(1)	(0.01)
Securities premium amortization/other		(2)	(0.02)
Lower other loan balances/spreads		(8)	(0.02)
Lower LMC balances		(11)	(0.02)
2Q21 Core	$	**450**	**2.36 %**
PPP Coupon Income and Fees		35	0.04 %
Net merger-related impacts		14	0.08 %
2Q21 Reported	$	**500**	**2.47 %**

- FTE NII decreased $11 million QoQ
  - Core NII decreased $14 million QoQ as the impact of lower loan balances and spreads and short-term rates was partially offset by a reduction in deposit costs
- Reported NIM and Core NIM down 16 bps
  - 12 bp impact tied to higher excess cash
  - Period-end excess cash of $12.7 billion vs. $10.8 billion in 1Q21
- Lower deposit costs benefited NIM by 2 bps

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

9

Adjusted fee income in line with expectations vs. strong 1Q21 levels[1]

Strength in fixed income and card fees with solid results in mortgage despite shift in originations towards portfolio

$s in millions	Adjusted FHN 2Q21	1Q21	4Q20	3Q20	Adjusted FHN /IBKC combined 2Q20	2Q21 Change vs. 1Q21 $/bps	1Q21 %	2Q20 $/bps	2Q20 %
Fixed income	$ 102	$ 126	$ 104	$ 111	$ 112	$(24)	(19)%	$(10)	(10)%
Mortgage banking & title	38	53	57	66	53	(15)	(28)%	(15)	(47)%
Brokerage, trust, and insurance	35	33	31	30	33	2	6 %	2	6 %
Service charges and fees	54	53	53	50	46	1	2 %	8	16 %
Card and digital banking fees	21	17	18	17	17	4	24 %	4	21 %
Deferred compensation income	7	3	9	4	8	4	133 %	(1)	10 %
Other noninterest income	29	14	15	14	18	15	107 %	11	52 %
Total fee income	$ 287	$ 297	$ 288	$ 291	$ 287	$(10)	(3)%	$—	— %
Key Metrics									
Fixed Income									
Average Daily Revenue (ADR)	$ 1.4	$ 1.9	$ 1.5	$ 1.5	$ 1.6	$(0.5)	(24)%	$(0.2)	(10)%
Mortgage banking									
Originations									
Secondary	$ 998	$1,139	$1,183	$1,186	$ 1,152	$(141)	(12)%	$(154)	(13)%
Portfolio	$ 791	$ 343	$ 341	$ 396	$ 675	$448	131 %	$116	17 %
Total	$1,789	$1,482	$1,524	$1,582	$ 1,827	$307	21 %	$(38)	(2)%
Gain on sale spread	3.21 %	3.72 %	4.08 %	3.93 %	2.86 %	(51)bps		35 bps	
Mix									
Purchase	65 %	50 %	55 %	58 %	43 %				
Refinance	35 %	50 %	45 %	42 %	57 %				

- **Adjusted fee income** decreased $10 million from 1Q21
- **Fixed income** decreased $24 million from very strong 1Q21 results
  - Benefit of continued elevated liquidity and weak loan demand across banking industry
  - Strong ADR of $1.4 million down from $1.9 million in 1Q21
- **Mortgage banking and title** decreased $15 million QoQ reflecting intentional shift in production toward portfolio balances and lower gain on sale spreads
  - Origination volume up 21% QoQ
  - Purchase/Refi mix of ~65%/35%
  - Gain on sale spreads decreased 51 bps
- **Card and digital banking fees** up $4 million largely reflecting the impact of higher transaction volume and rebate benefits
- **Other income** up $15 million driven by $11 million of securities gains largely tied to legacy IBKC equity investment

[1] *Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

10

Adjusted expense relatively stable[1]

Results reflect continued expense discipline and the benefit of merger efficiencies

$s in millions	Adjusted FHN 2Q21	1Q21	4Q20	3Q20	Adjusted FHN /IBKC combined 2Q20	2Q21 Change vs. 1Q21 $/bps	1Q21 %	2Q20 $/bps	2Q20 %
Salaries and benefits	$ 191	$ 195	$ 200	$ 200	$ 193	$ (4)	(2)%	$ (2)	(1)%
Incentives and commissions	93	99	89	91	97	(6)	(6)%	(4)	(4)%
Deferred compensation expense	6	3	9	3	10	3	100 %	(4)	40 %
Total personnel	290	297	298	294	300	(7)	(2)%	(10)	(4)%
Occupancy and equipment[2]	75	72	74	73	74	3	4 %	1	1 %
Outside services	56	54	52	46	46	2	4 %	10	20 %
Amortization of intangible assets	13	13	14	14	9	—	— %	4	44 %
Other noninterest expense	31	28	35	45	57	3	11 %	(26)	(45)%
Total noninterest expense	$ 465	$ 464	$ 474	$ 471	$ 486	$ 1	— %	$ (21)	(4)%
Full-time equivalent associates	8,145	8,284	8,466	8,121	8,384	(139)	(2)%	(260)	(3)%

- **Adjusted expense** of $465 million remained relatively stable with 1Q21
  - $4 million benefit tied to incremental merger cost saves
- **Personnel expense** down $7 million QoQ
  - Salaries and benefits decreased $4 million largely reflecting the benefit of merger saves and continued lower levels of medical costs
  - Incentives and commissions decreased $6 million from 1Q21 as reductions tied to fixed income and mortgage banking were partially offset by other long-term revenue and performance-based costs
- **Occupancy and equipment** up $3 million driven by strategic software investments and return to office costs
- **Outside services** increased $2 million QoQ largely reflecting increased activity levels tied to reopening of markets
- **Other noninterest expense** up $3 million from unusually low 1Q21 levels

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Occupancy and Equipment expense includes Computer Software Expense.

11

Loan trends reflect lower loans to mortgage companies/industry headwinds[1]



Loan trends
Period-end
Average
$58.8B
7%
7%
2%
22%
26%
38%
$58.6B
9%
9%
2%
19%
21%
40%
$56.7B
9%
7%
2%
19%
22%
42%
$60.1B
10%
7%
2%
21%
21%
40%
$59.8B
11%
7%
2%
20%
21%
39%
$58.2B
9%
8%
2%
20%
21%
40%
$56.8B
8%
8%
2%
19%
22%
41%
FHN/IBKC 2Q20
1Q21
2Q21
3Q20
4Q20
1Q21
2Q21

	3Q20	4Q20	1Q21	2Q21
Yields	3.70%	3.56%	3.55%	3.52%
Core yields	3.46%	3.43%	3.40%	3.35%
Avg 1M LIBOR	0.16%	0.15%	0.12%	0.10%

- Total Commercial excl. LMC & PPP
- Commercial real estate (CRE)
- Consumer real estate
- Credit card and other
- Payroll Protection Program (PPP)
- Loans to mortgage companies (LMC)

- Loans of $56.8 billion decreased $1.4 billion QoQ
  - $813 million decrease in commercial largely as a $1.1 billion decline in LMC was partially offset by a $272 million increase in PPP loans
  - $580 million decrease in consumer largely reflects continued high level of real estate secured paydowns
  - Overall trends reflect continued high levels of payoffs and muted demand
- Period-end loans of $56.7 billion decreased $1.9 billion QoQ given a $1.6 billion decrease in commercial and a $311 million decrease in consumer
  - PPP down $1.2 billion and LMC down $656 million
- Commercial utilization rates of 45% remained stable QoQ[2]
- Variable/Fixed loan portfolio mix of 63%/37%

Period-end commercial line utilization[2]

	FHN/IBKC combined 2Q20	3Q20	4Q20	1Q21	2Q21
Utilization %	47%	44%	44%	45%	45%

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Utilization rates exclude Loans to Mortgage Companies.

12

Deposit pricing discipline helping to mitigate NII headwinds[1]

Interest-bearing deposit costs remained stable QoQ as merger-related impact offset underlying decrease

Interest-bearing liabilities & DDA trends



Period-end
Average
$72.1B
—%
4%
21%
4%
8%
34%
28%
$77.5B
1%
3%
21%
2%
6%
35%
32%
$77.7B
1%
3%
20%
2%
6%
35%
33%
$72.1B
—%
3%
20%
3%
8%
36%
29%
$74.0B
—%
3%
20%
3%
7%
37%
30%
$75.4B
1%
3%
21%
2%
6%
36%
31%
$77.6B
1%
3%
21%
2%
6%
35%
33%
FHN/IBKC 2Q20
1Q21
2Q21
3Q20
4Q20
1Q21
2Q21

	3Q20	4Q20	1Q21	2Q21
Deposit cost of funds	25 bps	18 bps	14 bps	13 bps
Total cost of funds	36 bps	28 bps	24 bps	23 bps
Avg 1M LIBOR	0.16%	0.15%	0.12%	0.10%

DDA | Savings | Time deposits | Term borrowings | Other interest-bearing deposits | Short-term borrowings | Trading Liabilities

- Deposits of $73.2 billion increased $2.2 billion QoQ driven by a $2.1 billion increase in noninterest-bearing
  - Period-end deposits of $73.3 billion remained relatively stable with 1Q21 levels as a $673 million decrease in interest-bearing was more than offset by increase in noninterest-bearing
- Total deposit costs of 13 bps relatively stable QoQ
  - Interest-bearing deposit costs of 20 bps remained stable with 1Q21 levels
  - IBD costs down 2 bps before impact of merger-related time deposit amortization
- Total funding costs of 23 bps in 2Q21 improved from 24 bps in 1Q21

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

13

14 $227 2Q20 3Q20 4Q20 1Q20 2Q21 Strong credit quality performance 1Net charge-off % is annualized and as % of average loans. ($s in millions) Provision, credit losses, and net charge-offs Legacy FHN $588 1.80% 1.80% 1.80% 1.70% 1.57% 260% 241% 271% 253% 259% ACL ACL/Loans ACL/NPLs 2Q20 3Q20 4Q20 1Q21 2Q21 Allowance for credit losses (ACL) $1,048 $995 $890 Legacy FHN Non-performing loans (NPLs) $226 $447 $386 $394 $344 0.69% 0.75% 0.66% 0.67% 0.61% NPLs $ NPLs % 2Q20 3Q20 4Q20 1Q21 2Q21 • Net recoveries of 7 bps improved 13 bps QoQ compared to NCOs of 6 bps in 1Q21 • NPL ratio of 61 bps improved 6 bps from 1Q21 • ACL coverage ratio of 1.57% vs. 1.70% in 1Q21 – Provision credit of $115 million improved $70 million QoQ reflecting an improved macroeconomic outlook, positive credit grade migration and reduced loan balances Legacy FHN 1 $17 $67 $29 $8 $(10) $121 $80 $1 $(45) $(115) 0.20% 0.44% 0.19% 0.06% (0.07)% NCOs Provision for credit losses Non-PCD NCO% 2Q20 3Q20 4Q20 1Q21 2Q21 Net recoveries of $10 million and improving economic and asset quality trends drive $115 million provision credit $1,077

Significant reserves for current environment[1]

($s in millions)

1Q21 vs. 2Q21 Allowance for credit losses (ACL)


$995
$10
$(115)
$890
3/31/2021
Net recoveries
Provision expense/(credit)
6/30/2021


ACL/loans
1.57%
1.85%
Total
Total ex. LMC & PPP


ACL/NPLs
259%
Total

- Reserve release of $105 million
  - Largely reflects the impact of improving macroeconomic scenario forecasts and lower loan balances and positive grade migration
  - Utilized Moody's May baseline scenario and applied additional modest weighting to alternative upside and downside scenarios
- Also incorporated detailed portfolio reviews of industries currently affected by pandemic

$s in millions		2Q21 Period-end	% of Total Loans
Total allowance for credit losses	**$**	**890**	**1.57 %**
Total allowance for credit losses ex. LMC & PPP		886	1.85 %
Unrecognized discount - acquired loans ex. LMC & PPP		183	0.38 %
Total loss absorption capacity ex. LMC & PPP		1,068	**2.23 %**

[1]*Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.*

15

Strong capital position[1]

Capital levels


12.47%
10.69%
9.25%
12.05%
10.25%
9.21%
12.57%
10.74%
9.68%
12.84%
11.04%
9.97%
13.21%
11.50%
10.33%
2Q20
3Q20
4Q20
1Q21
2Q21
CET1 ratio
Tier 1 capital ratio
Total capital ratio

- Robust PPNR[1] and enhanced earnings power provide dividend support and additional loss-absorbing capital
- TBVPS of $10.74 increased 4% QoQ
- CET1 ratio of 10.33% improved ~36 bps largely reflecting:
  - 58 bp benefit from GAAP NIAC and lower RWAs partially offset by a 22 bp reduction tied to return of capital to common shareholders
- Repurchased 3.1 million shares of common stock during the quarter

1Q21 vs. 2Q21 CET1 ratio


9.97%
0.51%
(0.13)%
(0.09)%
(0.04)%
0.11%
10.33%
1Q21 actual
Adjusted NIAC
Common Dividends
Share Buybacks
Notable Items
Lower LMC Balances
2Q21 estimate

Tangible book value per share


$10.30
$0.61
$(0.15)
$(0.04)
$(0.05)
$0.07
$10.74
1Q21 actual
Adjusted NIAC, net of change in Intangibles
Common Dividends
Share Buybacks
Notable Items
AFS Securities MTM, Other
2Q21 actual

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 2Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

16

Merger integration update

Integration Framework

- Continue to make substantial progress toward achieving key merger milestones
- Focused on retaining and growing client base with expanded products and services

2Q21 Milestones

People

- Associate retention remains strong, including in leadership/critical positions (92%)
- Continue to merge and enhance our culture via regular virtual/in person leadership workshops, culture calls, and team building sessions

Systems/Ops

- Completed mock conversion events
- Finalized branch consolidation/closure list for 2021
- Converted mortgage servicing for retained loans
- Migrated PPP forgiveness onto single platform
- Successfully converted VirtualBank customers onto new, cloud-based Finxact core
- Continued consolidation of corporate facilities

Upcoming Events

- Wealth and Trust conversion
- Credit card conversion
- First round of banking center consolidations
- Continued preparation for systems conversion, including dress rehearsals
- Client communications begin in earnest, including microsite launch
- Training for all associates on new systems
- Core systems conversion scheduled for Fall 2021

Integration Highlights

Targeting annualized cost saves of ~$200 million by 1H22

Achieved $23 million of savings in 2Q21

Annualized Savings

Actual		Estimated	
1Q21	2Q21	2021	2022
~$76mm	~$92mm	~$115mm	~$200mm

~$20 million of identified annualized revenue synergies tied to commercial loans and mortgage/wealth

17

3Q21 and Updated FY2021 Outlook

Earnings Drivers	Previous Expectations for 2Q21 Adjusted Results	2Q21 Actual Results		2Q21 Adjusted Baseline	3Q21 Adjusted Expectations	Adjusted 4Q20 Annualized Baseline	2021 Adjusted Expectations	Comments
Net Interest Income (FTE)	Flat to low single-digit % decrease	(2.1)%	✓	$500 million (FTE)	Down modestly	$2,088 million (FTE)	Mid single-digit % decrease	3Q21: Assumes continued growth in excess cash, lower PPP and continued focus on deposit pricing discipline
	Low single-digit % increase	2.9%	✓	$80.984 billion avg. interest earning assets	Up modestly with average loans down modestly	$76.995 billion avg. interest earning assets	Mid single-digit % increase with average loans down mid single-digits	FY21: Expect continued low interest rates, accelerating PPP forgiveness and decreased merger accretion benefits
	Avg. loans down modestly	(2.4)%	✓					
Noninterest Income	High single-digit to low double-digit % decrease	(3.4)%	↑	$287 million	Low double-digit to low teens % decrease	$1,144 million	Mid single-digit % decrease	Reflects relatively resilient results in fixed income with lower mortgage banking given higher rates and shift to portfolio originations
Noninterest Expense	Relatively stable	0.3%	✓	$465 million	Low single-digit % decrease	$1,886 million	Low single-digit % decrease	Ongoing focus on efficiency and achievement of merger cost saves
	Low single-digit % increase (ex. Incentives & commissions)	2.1%	✓	$373 million - excluding incentives & commissions	Up modestly	$1,531 million - excluding incentives & commissions	Low single-digit % decrease	Increased cost tied to reopening
Net Charge-Offs	5 bps - 15 bps	-7 bps	↓	-7 bps	0 bps - 10 bps	19 bps	0 bps - 10 bps	3Q21/FY21: Expect continued positive credit grade migration Potential for continued reserve releases if macroeconomic trends continue to improve
CET1 Ratio	~ 10%	10.33%	↑	10.33%	~10% - 10.5%	9.68%	~10% - 10.5%	Focus on organic growth with optionality to repurchase shares

Assumes continued low-rate environment, mid single-digit GDP growth, further improvement in unemployment trends and stabilization of real estate values

18

19 Well positioned to deliver strong execution • Expanded franchise in attractive, high-growth Southern markets • More diversified business model performing as expected – Strong fee income results helping mitigate interest rate headwinds • Controlling what we can control while investing for the future • Results reflect resiliency of our balanced business model and continued strong execution • MOE delivering revenue synergies and expense efficiencies – Continued progress toward ~$200 million of cost saves • Strong credit quality performance – Net recoveries of 7 bps, or $10 million, on a $56.8 billion portfolio • Delivering enhanced returns Significant opportunities to drive relative outperformance and build shareholder value

APPENDIX 20

Update on areas of perceived risk

Portfolio by industry

$s in billions	3/31/21 Balance	6/30/21 Balance	% of total loans	Subject to more heightened monitoring	% of total loans
Other C&I	$ 6.1	$ 6.2	10.9 %	$ —	— %
Finance & Insurance	3.0	3.1	5.5	—	—
Health Care & Social Assistance	2.2	2.2	3.9	—	—
Non-real estate leasing	0.6	0.6	1.1	—	—
Real estate leasing	*1.6*	*1.7*	*3.1*	*1.7*	*3.1*
Real Estate Rental & Leasing	2.2	2.3	4.1	—	—
Quick serve restaurants and other lower-risk categories	1.1	1.3	2.2	—	—
Higher-risk accommodation and food service	*0.7*	*0.6*	*1.1*	*0.6*	*1.1*
Accommodation & Food Service	1.8	1.9	3.3	—	—
Wholesale Trade	1.9	1.9	3.3	—	—
Energy	*1.6*	*1.4*	*2.5*	*1.4*	*2.5*
Manufacturing	1.6	1.8	3.1	—	—
Grocery stores, gas stations, convenience stores, home improvement, auto-related and other lower-risk retail	1.2	1.3	2.3	—	—
Higher-risk retail trade	*0.1*	*0.1*	*0.1*	*0.1*	*0.1*
Retail Trade	1.3	1.4	2.4	—	—
Transportation & Warehousing	1.2	1.2	2.2	—	—
Golf courses and other outdoor lower-risk sectors	0.3	0.3	0.6	—	—
Fitness centers, recreational centers and other higher-risk arts, entertainment and recreation	*0.4*	*0.4*	*0.6*	*0.4*	*0.6*
Arts, Entertainment & Recreation	0.7	0.7	1.2	—	—
Total C&I excluding LMC and PPP	$ 23.5	$ 24.1	42.3 %	$ —	— %
Other CRE	8.9	8.7	15.4	—	—
Lower-risk CRE retail	2.1	2.1	3.6	—	—
Higher-risk CRE retail	*0.1*	*0.1*	*0.2*	*0.1*	*0.2*
CRE - Retail	2.2	2.2	3.8	—	—
Lower-risk CRE hospitality	*1.0*	*1.1*	1.9	—	—
Higher-risk CRE hospitality	*0.3*	*0.3*	*0.6*	*0.3*	*0.6*
CRE - Hospitality	1.4	1.4	2.4	—	—
Total CRE excluding PPP	$ 12.5	$ 12.3	21.6 %	—	— %
Total commercial loans excluding LMC and PPP	$ 36.0	$ 36.4	64.0 %	$ 4.6	8.1 %
Loans to mortgage companies (LMC)	5.6	4.9	8.7		
Paycheck protection program (PPP)	5.1	3.8	6.8		
Total commercial loans	$ 46.7	$ 45.2	79.4 %		
Total consumer loans	$ 12.1	$ 11.7	20.6 %		
Total loans	$ 58.8	$ 56.9	100.0 %		
Total loans excl. LMC and PPP	$ 48.1	$ 48.1	84.5 %		

Portfolios subject to more heightened monitoring decreased 2% QoQ to $4.6 billion, ex. LMC/PPP or ~8.1% of loans

- Continuing to closely monitor industries that have been impacted by COVID-19 disruptions; Criticized loans of $2.0 billion as of June 30, 2021 vs. $2.1 billion as of March 31, 2020
  - Many clients in these impacted industries are experiencing recovery; continuing to monitor headwinds such as supply chain disruptions, labor shortages and elevated material costs
- Consumer portfolio asset quality relatively stable; refreshed weighted avg. FICO score of ~769
- **Real Estate Rental/Leasing** – ~26% non-real estate rental and leasing, primarily equipment with ~74% real estate-related, largely REITs which are diversified across property types
- **Accommodation/Food Service** – ~67% quick service restaurants and other lower risk categories with normalizing trends; higher-risk portfolio largely reflects regional and national casual dining brands
- **Energy** – ~$203 million in oil field services, ~$738 million in E&P - Portfolio clients are hedged 70% through 2021, 40% through 2022 and 20% through 2023
- **Retail Trade** – Substantially all essential services and other more resilient sectors including home improvement and auto-related
- **Arts/Entertainment** – ~46% tied to golf courses and other lower risk outdoor sectors
- **CRE – Retail** – Granular portfolio with ~1,875+ tenants largely focused on value and necessity-based properties; limited geographic/major tenant concentration; limited regional mall/power center exposure
  - ~0.1% of CRE-Retail on active deferral vs. ~41% peak deferral
- **CRE – Hospitality** – Predominately flagged properties and limited service/extended stay properties
  - ~12% of CRE hospitality is on active deferral vs. ~68% peak deferral

Data based on loan balances from credit systems and does not reflect certain general ledger accounting adjustments including unrecognized loan discounts. NAICs codes as of 2Q21. Energy-related loans represented across various categories.

21

FHN reserve and deferrals by portfolio

$s in billions	Loan Balance	Allowance for Loan Losses	Allowance Coverage Ratio
Portfolios excl. Loans to Mortgage Companies (LMC) & PPP			
Energy	$ 1.4	0.1	5.9 %
C&I excl. Energy, LMC, & PPP	22.6	0.3	1.3
Total C&I excl. LMC & PPP	24.1	0.4	1.6
CRE - Other	8.7	0.1	1.1
CRE - Retail	2.2	0.1	2.4
CRE - Hospitality	1.4	0.1	4.3
Total CRE excl. PPP	12.3	0.2	1.7
Total Commercial excl. LMC & PPP	36.4	0.6	1.6
Total Consumer	11.7	0.2	1.9
Total Loans excl. LMC & PPP	**48.1**	**0.8**	**1.7**
LMC	4.9	—	0.1
PPP	3.8	—	—
Total Loans	**$ 56.9**	**$ 0.8**	**1.4 %**
Reserve for unfunded commitments	**$ 56.9**	**$ 0.1**	**0.1 %**
Total Loans to Allowance for Credit Losses	**$ 56.9**	**$ 0.9**	**1.6 %**

$s in millions	Have Taken a COVID-19 Deferral: Approx. # of Deferrals	Have Taken a COVID-19 Deferral: Balances with Deferrals	Have Taken a COVID-19 Deferral: % of Total Balances	Are Still on Deferral: Approx. # of Deferrals	Are Still on Deferral: Balances with Deferrals	Are Still on Deferral: % of Total Balances
Consumer	5,296	$ 1,152	9.3 %	679	$ 146	1.2 %
Commercial excl. PPP	4,127	5,191	12.9 %	67	213	0.5 %
Total excl. PPP	**9,423**	**$ 6,343**	**12.0 %**	**746**	**$ 359**	**0.7 %**

Allowance for Credit Losses (ACL) to Loans Ratio

$s in millions	Loan Balance	ACL Balance	ACL/Loans
Total Loans	**$ 56,856**	**$ 890**	**1.6 %**
Loans to Mortgage Companies (LMC)	$ 4,876	4	0.1
PPP	3,840	—	—
Total excl. LMC & PPP	**$ 48,141**	**$ 886**	**1.8 %**

Data based on loan balances from credit systems and does not reflect certain general ledger accounting adjustments including unrecognized loan discounts. NAICs codes as of 2Q21. Energy-related loans represented across various categories.Numbers may not add to total due to rounding.

22

Notable Items

($s in millions except per share data)

(In millions, except per share data)	Favorable / (Unfavorable) 2Q21	1Q21	4Q20	3Q20
Noninterest income:				
Merger accounting adjustment other noninterest income[1]	$ 2	$ (1)	$ (1)	$ (532)
Total noninterest income	**2**	**(1)**	**(1)**	**(532)**
Noninterest expense:				
Salaries and benefits	—	—	—	(1)
Incentives and commissions	(16)	(21)	(21)	(34)
Total personnel expenses	(16)	(21)	(21)	(35)
Occupancy and equipment	—	(4)	(2)	(4)
Outside services	(6)	(4)	(7)	(32)
Amortization of intangible assets	(1)	(1)	(1)	(1)
Other noninterest expense	(9)	(50)	(4)	(44)
Total noninterest expense	**(32)**	**(80)**	**(34)**	**(116)**
Total net notable items (pre-tax)	34	79	33	(269)
Tax impact of notable items	8	19	13	61
After-tax impact of notable itmes	**26**	**$ 60**	**20**	**$ (331)**
EPS impact of notable items	**$ (0.05)**	**$ (0.11)**	**$ (0.04)**	**$ (0.60)**
Diluted shares	557	558	557	551

	Favorable / (Unfavorable)			
	FHN		IBKC	
Financial Statement Caption	**Pre-Tax**	**After-Tax at Marginal Tax Rate**	**Pre-Tax**	**After-Tax at Marginal Tax Rate**
2Q20				
Salaries and benefits	$ (5)	$ (4)	$ (2)	$ (2)
Incentives and commissions	—	—	(2)	(2)
Occupancy and equipment	—	—	(1)	(1)
Outside services	(6)	(5)	(9)	(7)
Other noninterest expense	(4)	(3)	(1)	(1)
Total Acquisition and Hazard related expenses	(14)	(12)	(15)	(12)
Other noninterest income - (Gain) loss on sale of investments	—	—	(6)	(5)
Total Notable items	**$ (14)**	**$ (12)**	**$ (9)**	**$ (7)**

[1]*Merger accounting adjustment is non-taxable income.*

23

NII accretion schedule & NII/NIM reconciliation to GAAP financials

Estimated IBKC Securities Premium Amortization[1]

$s in millions		
3Q21-4Q21	$	22
2022	$	36
2023 and beyond	$	66

Estimated IBKC Loan Accretion

$s in millions		
3Q21-4Q21	$	28
2022	$	50
2023 and beyond	$	72

Estimated Loan Accretion - Other Acquisitions

$s in millions		
3Q21-4Q21	$	10
2022	$	14
2023 and beyond	$	12

2Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
2Q21 Reported (FTE)	500	2.47 %
Less: non-core items		
PPP coupon income and fees	35	0.04
Time Deposit Amortization	1	—
Loan Accretion	25	0.13
IBKC Premium Amortization	(12)	(0.06)
2Q21 Core (FTE)	**$ 450**	**2.36 %**

1Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
1Q21 Reported (FTE)	511	2.63 %
Less: non-core items		
PPP coupon income and fees	24	(0.01)
Time Deposit Amortization	4	0.02
Loan Accretion	32	0.17
IBKC Premium Amortization	(14)	(0.07)
1Q21 Core (FTE)	**$ 464**	**2.52 %**

4Q20 Reported to Core Reconciliation

$s in millions	NII	NIM
4Q20 Reported (FTE)	$ 525	2.71 %
Less: non-core items		
PPP Coupon Income and Fees	20	(0.05)
Time Deposit Amortization	8	0.04
Loan Accretion	33	0.19
IBKC Premium Amortization	(18)	(0.10)
4Q20 Core (FTE)	**$ 482**	**2.63 %**
4Q20 Reported (FTE)	525	2.71 %
Less: unusual items	(5)	(0.03)
4Q20 Reported ex-unusual items	**$ 530**	**2.74 %**
4Q20 Core (FTE)	**$ 482**	**2.63 %**
Less: unusual items	(5)	(0.03)
4Q20 Core ex-unusual items	**$ 488**	**2.65 %**

3Q20 Reported to Core Reconciliation

$s in millions	NII	NIM
3Q20 Reported (FTE)	$ 535	2.84 %
Less: non-core items		
PPP loans and fees	26	(0.02)
Current Period loan accretion	44	0.30
Time Deposit Amortization	8	(0.26)
Securities Premium Amortization	(22)	0.13
3Q20 Core (FTE)	**$ 479**	**2.68 %**

2Q20 Reported to Core Reconciliation

$s in millions	NII	NIM
2Q20 Reported (FTE)	**$ 308**	**2.90 %**
Less: non-core items		
PPP loans and fees	15	0.04
Current Period loan accretion	6	0.06
2Q20 Core (FTE)	**$ 287**	**2.80 %**

[1]Estimated based on market rates and prepayment assumptions as of 6/30/2021.

24

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical quarterly income statements

	2Q21			1Q21			4Q20			3Q20			2Q20		
($s in millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income - FTE	$ 542	$ 3	$ 545	$ 552	$ 3	$ 555	$ 574	$ 3	$ 578	$ 598	$ 3	$ 601	$ 347	$ 3	$ 349
Interest expense- FTE	45	—	45	45	—	45	53	—	53	66	—	66	41	—	41
Net interest income- FTE	497	3	500	508	3	511	522	3	525	532	3	535	305	3	308
Less: Taxable-equivalent adjustment	—	3	3	—	3	3	—	3	3	—	3	3	—	3	3
Net interest income	**497**	**—**	**497**	**508**	**—**	**508**	**522**	**—**	**522**	**532**	**—**	**532**	**305**	**—**	**305**
Noninterest income:															
Fixed income	102	—	102	126	—	126	104	—	104	111	—	111	112	—	112
Mortgage banking and title	38	—	38	53	—	53	57	—	57	66	—	66	4	—	4
Brokerage, trust, and insurance	35	—	35	33	—	33	31	—	31	30	—	30	22	—	22
Service charges and fees	54	—	54	53	—	53	53	—	53	50	—	50	35	—	35
Card and digital banking fees	21	—	21	17	—	17	18	—	18	17	—	17	12	—	12
Deferred compensation income	7	—	7	3	—	3	9	—	9	4	—	4	8	—	8
Other noninterest income	27	2	29	15	(1)	14	16	(1)	15	546	(532)	14	12	—	12
Total noninterest income	**285**	**2**	**287**	**298**	**(1)**	**297**	**288**	**(1)**	**288**	**823**	**(532)**	**291**	**206**	**—**	**206**
Total revenue	**781**	**2**	**784**	**806**	**(1)**	**805**	**810**	**(1)**	**810**	**1,355**	**(532)**	**823**	**512**	**—**	**512**
Noninterest expense:															
Personnel expense:															
Salaries and benefits	191	—	191	196	—	195	200	—	200	201	(1)	200	111	(5)	107
Incentives and commissions	109	(16)	93	120	(21)	99	110	(21)	89	126	(34)	91	79	—	79
Deferred compensation expense	6	—	6	3	—	3	9	—	9	3	—	3	9	—	9
Total personnel expense	306	(16)	290	318	(21)	297	319	(21)	298	329	(35)	294	200	(5)	195
Occupancy and equipment	75	—	75	76	(4)	72	76	(2)	74	77	(4)	73	46	—	46
Outside services	63	(6)	56	58	(4)	54	59	(7)	52	78	(32)	46	38	(5)	33
Amortization of intangible assets	14	(1)	13	14	(1)	13	15	(1)	14	15	(1)	14	5		5
Other noninterest expense	40	(9)	31	78	(50)	28	39	(4)	35	89	(44)	45	31	(4)	27
Total noninterest expense	**497**	**(32)**	**465**	**544**	**(80)**	**464**	**508**	**(34)**	**474**	**587**	**(116)**	**471**	**321**	**(14)**	**307**
Pre-provision net revenue	284	34	318	262	79	340	302	33	335	768	(416)	352	191	14	205
Provision for credit losses	(115)	—	(115)	(45)	—	(45)	1	—	1	227	(147)	80	121	—	121
Income before income taxes	399	34	433	307	79	386	301	33	334	541	(269)	272	69	14	84
Provision for income taxes	88	8	96	71	19	90	56	13	69	2	61	63	13	3	15
Net income	**311**	**26**	**337**	**235**	**60**	**295**	**245**	**20**	**265**	**539**	**(331)**	**208**	**57**	**12**	**68**
Net income attributable to noncontrolling interest	3	—	3	3	—	3	3	—	3	3	—	3	3	—	3
Net income attributable to controlling interest	**308**	**26**	**334**	**233**	**60**	**292**	**242**	**20**	**262**	**536**	**(331)**	**205**	**54**	**12**	**66**
Preferred stock dividends	13	—	13	8	—	8	8	—	8	13	—	13	2	—	2
Net income available to common shareholders	**$ 295**	**$ 26**	**$ 321**	**$ 225**	**$ 60**	**$ 284**	**$ 234**	**$ 20**	**$ 255**	**$ 523**	**$ (331)**	**$ 193**	**$ 52**	**$ 12**	**$ 64**
Common Stock Data															
EPS	$ 0.54	$ (0.05)	$ 0.58	$ 0.41	$ (0.11)	$ 0.51	$ 0.42	$ (0.04)	$ 0.46	$ 0.95	$ 0.60	$ 0.35	$ 0.17	$ (0.04)	$ 0.21
Basic shares	550		550	552		552	553		553	550		550	312		312
Diluted EPS	$ 0.53	$ (0.05)	$ 0.58	$ 0.40	$ (0.11)	$ 0.51	$ 0.42	$ (0.04)	$ 0.46	$ 0.95	$ 0.60	$ 0.35	$ 0.17	$ (0.04)	$ 0.20
Diluted shares	557		557	558		558	557		557	551		551	313		313
Memo:															
Total Revenue-FTE (Non-GAAP)	$ 781	$ 5	$ 787	$ 806	$ 2	$ 808	$ 810	$ 2	$ 813	$ 1,355	$ (529)	$ 826	$ 512	$ 3	$ 514
PPNR-FTE (Non-GAAP)	284	37	321	262	82	343	302	36	339	768	(414)	355	191	17	207

25

26 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Adjusted Combined Historical Data: non-interest income and expense 2Q20 ($s in millions, except per share data) FHN IBKC Combined Noninterest income: Fixed income $ 112 $ — $ 112 Mortgage banking and title 4 49 53 Brokerage, trust, and insurance 22 11 33 Service charges and fees 35 11 46 Card and digital banking fees 12 5 17 Deferred compensation income 8 — 8 Other noninterest income 12 5 18 Total noninterest income $ 206 $ 81 $ 287 Noninterest expense: Personnel expense: Salaries and benefits $ 111 $ 81 $ 193 Incentives and commissions 75 22 97 Deferred compensation expense 9 — 10 Total personnel expense 195 104 300 Occupancy and equipment 46 28 74 Outside services 32 14 46 Amortization of intangible assets 5 4 9 Other noninterest expense 27 30 57 Total noninterest expense $ 307 $ 179 $ 486

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted 2Q21 FHN compared to adjusted combined historical data: non-interest income and expense

	2Q21	1Q21	4Q20	3Q20	2Q20	2Q21 vs 1Q21		2Q21 vs 2Q20	
($s in millions, except per share data)	FHN	FHN	FHN	FHN	FHN/IBKC Combined	$/bps	%	$/bps	%
Noninterest income:									
Fixed income	$ 102	$ 126	$ 104	$ 111	$ 112	$ (24)	(19)%	$ (10)	(9)%
Mortgage banking and title	38	53	57	66	53	(15)	(28)	(15)	(28)
Brokerage, trust, and insurance	35	33	31	30	33	2	6	2	6
Service charges and fees	54	53	53	50	46	1	2	8	17
Card and digital banking fees	21	17	18	17	17	4	24	4	24
Deferred compensation income	7	3	9	4	8	4	133	(1)	(13)
Other noninterest income	29	14	15	14	18	15	107	11	61
Total noninterest income	$ 287	$ 297	$ 288	$ 291	$ 287	$ (10)	(3)%	$ —	— %
Noninterest expense:									
Personnel expense:									
Salaries and benefits	$ 191	$ 195	$ 200	$ 200	$ 193	$ (4)	(2)%	$ (2)	(1)%
Incentives and commissions	93	99	89	91	97	(6)	(6)	(4)	(4)
Deferred compensation expense	6	3	9	3	10	3	100	(4)	(40)
Total personnel expense	290	297	298	294	300	(7)	(2)	(10)	(3)
Occupancy and equipment	75	72	74	73	74	3	4	1	1
Outside services	56	54	52	46	46	2	4	10	22
Amortization of intangible assets	13	13	14	14	9	—	—	4	44
Other noninterest expense	31	28	35	45	57	3	11	(26)	(46)
Total noninterest expense	$ 465	$ 464	$ 474	$ 471	$ 486	$ 1	— %	$ (21)	(4)%

27

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($s in millions, except per share data)	2Q21	1Q20	4Q20	3Q20	2Q20
Tangible Common Equity (Non-GAAP)					
(A) Total equity (GAAP)	$ 8,566	$ 8,307	$ 8,307	$ 8,144	$ 5,208
Less: Noncontrolling interest	295	295	295	295	295
Less: Preferred stock	520	470	470	470	240
(B) Total common equity	$ 7,750	$ 7,541	$ 7,541	$ 7,378	$ 4,673
Less: Intangible assets (GAAP)	1,836	1,850	1,864	1,876	1,552
(C) Tangible common equity (Non-GAAP)	$ 5,914	$ 5,691	$ 5,677	$ 5,502	$ 3,120
Tangible Assets (Non-GAAP)					
(D) Total assets (GAAP)	$ 87,908	$ 87,513	$ 84,209	$ 83,030	$ 48,645
Less: Intangible assets (GAAP)	1,836	1,850	1,864	1,876	1,552
(E) Tangible assets (Non-GAAP)	$ 86,072	$ 85,663	$ 82,345	$ 81,154	$ 47,092
Period-end Shares Outstanding					
(F) Period-end shares outstanding	551	552	555	555	312
Ratios					
(A)/(D) Total equity to total assets (GAAP)	9.74 %	9.49 %	9.86 %	9.81 %	10.71 %
(C)/(E) Tangible common equity to tangible assets ("TCE/TA") (Non-GAAP)	6.87 %	6.64 %	6.89 %	6.78 %	6.63 %
(B)/(F) Book value per common share (GAAP)	$ 14.07	$ 13.65	$ 13.59	$ 13.30	$ 14.96
(C)/(F) Tangible book value per common share (Non-GAAP)	$ 10.74	$ 10.30	$ 10.23	$ 9.92	$ 9.99

28

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($s in millions, except per share data)		2Q21	1Q21	4Q20	3Q20	2Q20
Adjusted Diluted EPS						
Net income available to common shareholders ("NIAC") (GAAP)	a	$ 295	$ 225	$ 234	$ 523	$ 52
Plus Tax effected notable items (Non-GAAP)		26	60	20	(331)	12
Adjusted Net income available to common shareholders (Non-GAAP)	b	$ 321	$ 284	$ 255	$ 193	$ 64
Diluted Shares (GAAP)	c	557	558	557	551	313
Diluted EPS (GAAP)	a/c	$ 0.53	$ 0.40	$ 0.42	$ 0.95	$ 0.17
Adjusted diluted EPS (Non-GAAP)	b/c	$ 0.58	$ 0.51	$ 0.46	$ 0.35	$ 0.20
Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")						
Net Income ("NI") (GAAP)		$ 311	$ 235	$ 245	$ 539	$ 57
Plus Tax effected notable items (Non-GAAP)		26	60	20	(331)	12
Adjusted NI (Non-GAAP)		$ 337	$ 295	$ 265	$ 208	$ 68
NI (annualized) (GAAP)	d	$ 1,247	$ 955	$ 974	$ 2,144	$ 228
Adjusted NI (annualized) (Non-GAAP)	e	$ 1,353	$ 1,198	$ 1,055	$ 829	$ 275
Average assets (GAAP)	f	$ 87,559	$ 85,401	$ 83,809	$ 81,683	$ 47,934
ROA (GAAP)	d/f	1.42 %	1.12 %	1.16 %	2.63 %	0.48 %
Adjusted ROA (Non-GAAP)	e/f	1.54 %	1.40 %	1.26 %	1.01 %	0.57 %
Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE						
Net income available to common shareholders (annualized) (GAAP)	g	$ 1,182	$ 911	$ 933	$ 2,082	$ 210
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$ 1,288	$ 1,154	$ 1,013	$ 767	$ 257
Average Common Equity (GAAP)	i	$ 7,651	$ 7,583	$ 7,444	$ 7,309	$ 4,673
Intangible Assets (GAAP)		1,843	1,857	1,871	1,794	1,555
Average Tangible Common Equity (Non-GAAP)	j	$ 5,808	$ 5,726	$ 5,573	$ 5,515	$ 3,117
Equity Adjustment (Non-GAAP)		—	—	—	—	—
Adjusted Average Tangible Common Equity (Non-GAAP)	k	$ 5,808	$ 5,726	$ 5,573	$ 5,515	$ 3,117
ROCE (GAAP)	g/i	15.45 %	12.01 %	12.53 %	28.49 %	4.50 %
ROTCE (Non-GAAP)	g/j	20.36 %	15.90 %	16.73 %	37.75 %	6.74 %
Adjusted ROTCE (Non-GAAP)	h/k	22.18 %	20.15 %	18.18 %	13.90 %	8.26 %

29

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		2Q21	1Q21	4Q20	3Q20	2Q20
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	a	$ 285	$ 298	$ 288	$ 823	$ 206
Plus notable items (GAAP)		2	(1)	(1)	(532)	—
Adjusted noninterest income (Non-GAAP)	b	287	297	288	291	206
Revenue (GAAP)	c	781	806	810	1,355	512
Taxable-equivalent adjustment		3	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		$ 784	$ 809	$ 813	$ 1,358	$ 514
Plus notable items (GAAP) (a)		2	(1)	(1)	(532)	—
Adjusted revenue (Non-GAAP)	d	787	808	813	826	514
Noninterest income as a % of total revenue (GAAP)	a/c	36.43 %	37.00 %	35.61 %	60.72 %	40.32 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	b/d	36.49 %	36.78 %	35.42 %	35.20 %	40.12 %
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	e	$ 497	$ 544	$ 508	$ 587	$ 321
Plus notable items (GAAP)		(32)	(80)	(34)	(116)	(14)
Adjusted noninterest expense (Non-GAAP)	f	465	464	474	471	307
Revenue (GAAP)	g	781	806	810	1,355	512
Taxable-equivalent adjustment		3	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		$ 784	$ 809	$ 813	$ 1,358	$ 514
Plus notable items (GAAP) (a)		2	(1)	(1)	(532)	—
Adjusted revenue (Non-GAAP)	h	787	808	813	826	514
Efficiency ratio (GAAP)	e/g	63.67 %	67.53 %	62.71 %	43.31 %	62.74 %
Adjusted efficiency ratio (Non-GAAP)	f/h	59.17 %	57.49 %	58.34 %	57.06 %	59.65 %
Adjusted Reserve Build						
Provision for credit losses (GAAP)	i	$ (115)	(45)	$ 1	$ 227	$ 121
Plus notable items (GAAP)		—	—	—	(147)	—
Adjusted provision for credit losses (Non-GAAP)	j	$ (115)	$ (45)	$ 1	$ 80	$ 121
Net Charge-offs (GAAP)	k	$ (10)	$ 8	$ 29	$ 67	$ 17
Reserve Build/(Release)	i-k	$ (105)	$ (53)	$ (28)	$ 160	$ 104
Adjusted Reserve Build/(Release)	j-k	$ (105)	$ (53)	$ (28)	$ 13	$ 104

30

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		2Q21
Net income available to common shareholders (GAAP)		$ 295
Tax effected Notable Items		$ 26
Adjusted Net income available to common shareholders (Non-GAAP)		$ 321
Tax effected provision credit		$ (90)
Adjusted Net income available to common shareholders before provision credit (Non-GAAP)		$ 231
Net income available to common shareholders (annualized) (GAAP)	a	$ 1,183
Adjusted Net income available to common shareholders (annualized) Non-GAAP)	b	$ 1,288
Adjusted Net income available to common shareholders before provision credit (annualized) (Non-GAAP)	c	926
Average Common Equity (GAAP)	d	$ 7,651
Intangible Assets (GAAP)		$ 1,843
Average Tangible Common Equity (Non-GAAP)	e	$ 5,808
Equity Adjustment for provision credit (Non-GAAP)		$ 30
Adjusted Average Tangbile Common Equity (Non-GAAP)	f	$ 5,778
ROCE (GAAP)	a/d	15.5 %
ROTCE (Non-GAAP)	a/e	20.4 %
Adjusted ROTCE (Non-GAAP)	b/e	22.2 %
Adjusted ROTCE before provision credit (Non-GAAP)	c/f	16.0 %

31